Exhibit 99.1

AGREEMENT AND GENERAL RELEASE

This Agreement and General Release (“Agreement”) is made and entered into by and between Smith Micro Software, Inc. (“Employer”) on the one hand, and Daniel Rawlings, his or her heirs, executors, administrators, successors and assigns (collectively, “Employee”) on the other. Employer and Employee agree that:

1. Last Day of Employment. Employee’s last day of employment was May 9, 2014.

2. Consideration.

(a) In consideration for signing this Agreement and compliance with the promises made herein and so long as Employee does not revoke this Agreement as provided for in paragraph 6, below, Employer agrees to pay Employee a lump sum amount of Sixty Thousand Five Hundred Seventy Six Dollars and 93 Cents ($60,576.93) (the “Severance Pay”), less lawful deductions. Twenty Six Thousand Nine Hundred Twenty Three Dollars and 8 Cents ($26,923.08) of the Severance Pay is attributable to a pro-rata share of the Q2 bonus that Executive may have been eligible to receive had he remained employed the entire quarter and assuming that the Company met its goals; Executive acknowledges that given the Employer’s fiscal year to date performance that Q2 bonuses may not be paid by Employer and that payment of a pro-rata share amount represents the compromise of a potentially disputed wage claim. Payment of the Severance Pay shall be made within fourteen (14) calendar days after the Employer’s receipt of an original of this Agreement signed by Employee. This payment will be sent to Employee’s last known residence address.

(b) Employer also agrees that, if Employee properly and timely elects to continue medical and dental coverage under the Cigna plan in accordance with the continuation requirements of COBRA, Employer shall reimburse the cost of the premium for such coverage for up to four (4) months beginning June 1, 2014 and ending on September 30, 2014. Thereafter, Employee shall be entitled to elect to continue such COBRA coverage for the remainder of the COBRA period, at Employee’s own expense, subject to the provisions of the American Recovery and Reinvestment Act of 2009.

(c) A total of 125,000 restricted shares will be accelerated to the termination date. These accelerated shares are not eligible to receive a tax gross-up and will be subject to the share withholding procedure similar to Employee’s previous stock vesting transactions.

3. No Consideration Absent Execution of this Agreement. Employee understands and agrees that Employee would not receive the amount specified in section 2 above, except for Employee’s execution of this Agreement and the fulfillment of the promises contained in this Agreement.

4. Time to Consider Agreement; Consult With An Attorney. Employee has forty-five (45) calendar days to consider and execute this Agreement. The Agreement shall be deemed withdrawn if Employee does not sign it within the 45-day consideration period. Because Employee waives important rights, including the right to sue for discrimination based upon age, by signing this Agreement, Employer advises Employee to consult with an attorney about the meaning and effect of this Agreement before signing it.

5. Right to Revoke Agreement. Employee has the right to revoke this Agreement within seven (7) calendar days after signing it. If the seventh day after signing this Agreement is a Saturday, Sunday or legal holiday in the State of California, the revocation period shall extend to the next day that is not a Saturday, Sunday or legal holiday in the State of California. To revoke this Agreement, Employee must personally deliver or send via certified or overnight mail a written notice of revocation to: Diane Gulling, Smith Micro Software, Inc. 51 Columbia, Aliso Viejo, CA 92656.

6. Eligibility and Selection Criteria/Applicable Data.

(a) Eligibility and Selection Criteria. In connection with Employer’s May 2014 Reduction In Force, all United States operations and employees were reviewed for possible consolidation or position eliminations. Executive level employees who were selected for layoff as part of the May 2014 Reduction in Force are eligible for the following severance benefits conditioned upon the employee signing a general release in a form acceptable to Employer: (i) Seven weeks of severance, which includes $26,923.08 attributable to Q2 bonuses; (ii) up to four (4) months of COBRA reimbursement; and (iii) acceleration of restricted stock shares to the termination date. Employer evaluated all employees for possible layoff based upon the following criteria: whether the position was revenue generating; employee skill set; experience; ability to perform multiple tasks or jobs; type and amount of work presently needed and projected for the future; performance; whether the work could be performed by an employee working at a different facility, and all other things being equal, tenure with Employer.

(b) Applicable Data. Attached as Exhibit A to this Agreement is a list of all U.S. employees by location, job title and age who were selected for layoff and eligible for the severance benefits so long as they signed a release in a form acceptable to Employer. Attached as Exhibit B is a list of all U.S. employees by location, job title and age who were not selected for layoff and therefore were not eligible for severance benefits.

7. General Release of Claims.

(a) General Release of All Claims. Employee knowingly and voluntarily releases and forever discharges Employer, its parent corporation, affiliates, subsidiaries, divisions, predecessors, insurers, successors and assigns, and their current and former employees, attorneys, officers, directors and agents thereof both individually and in their business capacities (collectively, “Releasees”) of and from any and all claims, known and unknown, asserted or unasserted, which Employee has or may have against Releasees as of the date of execution of this Agreement, including, but not limited to, any alleged violation of:

•	Title VII of the Civil Rights Act of 1964, as amended;

•	The Age Discrimination in Employment Act;

•	The Older Worker Benefit Protection Act;

•	The Civil Rights Act of 1991;

•	The Family and Medical Leave Act;

•	Sections 1981 through 1988 of Title 42 of the United States Code, as amended;

•	The Employee Retirement Income Security Act of 1974, as amended (except for any vested benefits under any tax qualified benefit plan;

•	The Immigration Reform and Control Act, as amended;

•	The Americans with Disabilities Act of 1990, as amended;

•	The Family Medical Leave Act;

•	The Fair Credit Reporting Act;

•	The Occupational Safety and Health Act, as amended;

•	The California Fair Employment and Housing Act, as amended;

•	The California Family Rights Act;

•	The California Labor Code, except as otherwise prohibited by law;

•	The Equal Pay Act;

•	California Equal Pay Law, as amended;

•	Any other federal, state or local law, rule, regulation or ordinance;

•	Any public policy, contract, tort or common law claim; and/or

•	Any basis for recovering costs, fees, penalties or other expenses including attorneys’ fees incurred in these matters.

(b) Claims Not Released. Employee is not waiving any rights he/she may have to: (i) his/her own vested accrued employee benefits under the Employer’s health, welfare, or retirement benefit plans as of the Separation Date; (ii) benefits and/or the right to seek benefits under applicable workers’ compensation and/or unemployment compensation statutes; (iii) pursue claims which by law cannot be waived by signing this Agreement; (iv) enforce this Agreement; and/or (v) challenge the validity of this Agreement.

(c) Governmental Agencies. Nothing in this Agreement prohibits or prevents Employee from filing a charge with or participating, testifying, or assisting in any investigation, hearing, or other proceeding before any federal, state, or local government agency. However, to the maximum extent permitted by law, Employee agrees that if such an administrative claim is made, Employee shall not be entitled to recover any individual monetary relief or other individual remedies.

(d) Collective/Class Action Waiver. If any claim is not subject to release, to the extent permitted by law, Employee waives any right or ability to be a class or collective action representative or to otherwise participate in any putative or certified class, collective or multi-party action or proceeding based on such a claim in which Employer or any other Releasee identified in this Agreement is a party.

8. Knowing Waiver of Claims. Employee understands and agrees that Employee may later discover facts different from or in addition to those Employee now knows or believes to be true in respect to the claims, demands, damages, liabilities, actions or causes of action herein released, and Employee agrees that the General Release of All Claims is and will remain in effect in all respects as a complete and general release as to the matters to be released, notwithstanding any such different and additional facts.

9. Waiver of Civil Code Section 1542. Employee hereby waives the provisions of section 1542 of the California Civil Code, which provides as follows:

A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.

10. Affirmations. Employee affirms that Employee: (a) has not filed, caused to be filed or presently is a party to any claim against Employer in any forum or form; (b) has been paid all compensation, wages, bonuses, commissions, stock, stock options and/or benefits to which Employee may be entitled, and that no other compensation, wages, bonuses, commissions, stock, stock options and/or benefits are due to Employee, except as provided in this Agreement; (c) has no known workplace injuries or occupational diseases; (d) has been provided and/or has not been denied any leave requested under the federal Family and Medical Leave Act or any applicable state leave law; (e) has received any business expenses required to be reimbursed through the date of this Agreement; (f) has returned all of Smith Micro Software, Inc.’s property, documents, and/or any confidential information in Employee’s possession or control; and (g) is in possession of all of Employee’s personal property that Employee had at Smith Micro Software, Inc.’s premises and that Smith Micro Software, Inc. is not in possession of any of Employee’s personal property. In addition, Employee affirms that he has ongoing reporting requirements to the Securities and Exchange Commission pursuant to Section 16 of the Securities and Exchange Act of 1934. Employee agrees to observe and comply with these reporting requirements after separation.

11. Compromise of Disputed Wage Claim. Employee acknowledges that Employer may not pay Q2 bonuses, that there is not guarantee of him receiving any Q2 bonus and that the consideration described above includes an amount intended to compensate him for any claim he may have to all or a pro-rata share of a Q2 bonus should such bonuses be paid. Employee therefore expressly agrees that by signing this Agreement he waives and releases any claim he has to Q2 bonus payments and that such a waiver and release is a release of a disputed wage claim.

12. Confidentiality. Employee agrees not to disclose the existence or substance of this Agreement, except to Employee’s spouse, tax advisor and/or an attorney with whom Employee chooses to consult regarding this Agreement, and/or to any federal, state or local government agency.

13. Governing Law and Interpretation. This Agreement will be governed and conformed in accordance with the laws of the state of California without regard to its conflict of laws provision. In the event the Employee or Employer breaches any provision of this Agreement, Employee and Employer affirm that either may institute an action specifically to enforce any term or terms of this Agreement and/or seek any damages for breach. Should any provision of this Agreement, other than the general release language, be declared illegal or unenforceable by any court of competent jurisdiction and cannot be modified to be enforceable, such provision will immediately become null and void, leaving the remainder of this Agreement in full force and effect. Nothing in this Agreement is intended to waive or release any claims arising out of a breach of this Agreement, and such claims are expressly omitted from the release in this Agreement.

14. No Admission of Wrongdoing. Employer and Employee agree that neither this Agreement nor the furnishing of the consideration for this Agreement shall be deemed or construed at any time for any purpose as an admission of wrongdoing by Releasees or evidence of any liability or unlawful conduct of any kind.

15. Amendment. This Agreement may not be modified, altered or changed, except in writing and signed by both parties wherein specific reference is made to this Agreement.

16. Entire Agreement. This Agreement sets forth the entire agreement between Employer and Employee, and fully supersedes any prior agreements or understandings between them except for the following agreements and obligations entered into between Employer and Employee: (a) Mutual Agreement to Arbitrate; (b) Proprietary Information & Inventions Agreement; and (c) the obligations set forth in the Insider Trading Policy. Employee acknowledges that Employee has not relied on any representations, promises or agreements of any kind made to her in connection with Employee’s decision to accept this Agreement, except for those set forth in this Agreement.

EMPLOYEE IS ADVISED THAT EMPLOYEE HAS UP TO FORTY-FIVE (45) CALENDAR DAYS TO CONSIDER THIS AGREEMENT. EMPLOYEE IS ADVISED TO CONSULT WITH AN ATTORNEY PRIOR TO SIGNING THIS AGREEMENT.

EMPLOYEE AGREES THAT ANY MODIFICATIONS, MATERIAL OR OTHERWISE, MADE TO THIS AGREEMENT DO NOT RESTART OR AFFECT IN ANY MANNER THE ORIGINAL UP TO FORTY-FIVE (45) CALENDAR DAY CONSIDERATION PERIOD.

EMPLOYEE FREELY AND KNOWINGLY, AND AFTER DUE CONSIDERATION, ENTERS INTO THIS AGREEMENT INTENDING TO WAIVE, SETTLE AND RELEASE ALL CLAIMS EMPLOYEE HAS OR MIGHT HAVE AGAINST RELEASEES.

The parties knowingly and voluntarily sign this Agreement and General Release as of the date(s) set forth below:

DANIEL RAWLINGS	SMITH MICRO SOFTWARE, INC.

/s/ Daniel Rawlings	/s/ Diane Gulling

Date: June 6, 2014	Corporate Controller

EXHIBIT A

Position	Work Location	Age	Selected for Layoff
SVP, Global Operations	CA-Aliso Viejo	43	Yes
Director, Engineering (Mac & Linux)	Remote (GA)	62	Yes
Quality Assurance Test Technician	CA-Aliso Viejo	45	Yes
Sr. Software Engineer	CA-Aliso Viejo	42	Yes
Chief Financial Officer	CA-Aliso Viejo	52	Yes
Manager, Customer Service	CA-Aliso Viejo	59	Yes
Sr. Software Engineer	CA-Aliso Viejo	55	Yes
Lead Automation QA Engineer	CA-Aliso Viejo	32	Yes
Sr. Manager, Software Engineering	CA-Aliso Viejo	44	Yes
Sr. Software Engineer	Remote (KS)	52	Yes
Purchasing Assistant	CA-Aliso Viejo	34	Yes
Software Architect	CA-Aliso Viejo	50	Yes
Sr. Software Engineer	CA-Aliso Viejo	46	Yes
Sr. Technical Writer	CA-Aliso Viejo	50	Yes
Technical Support Representative	CA-Aliso Viejo	44	Yes
Sr. Software Engineer	PA-Pittsburgh	38	Yes
Sr. Software Engineer	PA-Pittsburgh	39	Yes
Customer Service Representative	CA-Aliso Viejo	29	Yes
Quality Assurance Engineer	CA-Aliso Viejo	40	Yes
Software Engineer III	CA-Aliso Viejo	31	Yes
Product Marketing Manger	CA-Aliso Viejo	36	Yes
Quality Assurance Test Technician	CA-Aliso Viejo	29	Yes
Software Engineer II	PA-Pittsburgh	39	Yes
Manager, Quality Assurance	PA-Pittsburgh	50	Yes
Sr. Product Manager	CA-Aliso Viejo	48	Yes
Creative Director	CA-Aliso Viejo	54	Yes
Sr. Graphic Designer	CA-Watsonville	38	Yes
Chief Revenue Officer	CA-Aliso Viejo	51	Yes

EXHIBIT B

Position	Work Location	Age	Selected for Layoff
Lead Software Engineer	CA-Aliso Viejo	36	No
Content Creator	Remote (NY)	39	No
Purchasing Agent	CA-Aliso Viejo	43	No
Quality Assurance Engineer	CA-Aliso Viejo	54	No
Sr. Product Manager	CA-Aliso Viejo	42	No
Lead Software Engineer	CA-Aliso Viejo	50	No
Sr. Associate Counsel	CA-Aliso Viejo	42	No
System Administration Manager	CA-Sunnyvale	50	No
Sr. Manager, Operations	CA-Aliso Viejo	64	No
Accounting Supervisor	CA-Aliso Viejo	46	No
Web Developer	CA-Watsonville	34	No
Quality Assurance Engineer	PA-Pittsburgh	25	No
VP, Engineering	PA-Pittsburgh	53	No
Manager, Web Services	CA-Aliso Viejo	45	No
SVP, Engineering	CA-Aliso Viejo	51	No
Product Marketing Manager	CA-Watsonville	49	No
Manager, Quality Assurance	CA-Sunnyvale	43	No
Sr. Director, Product Management	CA-Sunnyvale	48	No
Manager, Software Engineering	CA-Sunnyvale	34	No
Sr. Linux Systems Administrator	PA-Pittsburgh	48	No
Sr. Software Engineer	PA-Pittsburgh	45	No
Software Engineer II	CA-Aliso Viejo	32	No
Software Engineer II	PA-Pittsburgh	33	No
Database Adminstrator	CA-Sunnyvale	49	No
Director, Contract Administration	Remote (NY)	48	No
Sr. Technical Writer	PA-Pittsburgh	54	No
Sr. Software Engineer	CA-Watsonville	43	No
Sr. Linux Systems Administrator	PA-Pittsburgh	30	No
Director, Retail Channel Sales	CA-Watsonville	49	No
Director, Product Management	CA-Watsonville	56	No
Manager, Quality Assurance	CA-Watsonville	43	No
Technical Support Representative	Remote (VA)	49	No
Manager, Production	CA-Aliso Viejo	44	No
Sr. Quality Assurance Engineer	PA-Pittsburgh	42	No
Systems Analyst / SAP Project Lead	CA-Aliso Viejo	63	No
Sr. Director, Product Management	CA-Aliso Viejo	48	No
Sr. Software Engineer	PA-Pittsburgh	43	No
Sr. Software Engineer	PA-Pittsburgh	43	No
Quality Assurance Engineer	PA-Pittsburgh	23	No
Director, Quality Assurance	PA-Pittsburgh	46	No
Manager, Quality Assurance	Remote (KS)	35	No
IT Manager, Compliance & Procurement	CA-Aliso Viejo	45	No
Quality Assurance Test Technician	CA-Watsonville	47	No
Marketing Coordinator	CA-Aliso Viejo	24	No

Sr. Quality Assurance Engineer	CA-Watsonville	56	No
Chief Marketing Officer	CA-Aliso Viejo	49	No
Quality Assurance Engineer	CA-Aliso Viejo	37	No
Quality Assurance Engineer	PA-Pittsburgh	26	No
Quality Assurance Technician	PA-Pittsburgh	24	No
Affliliate & Licensing Manager	CA-Watsonville	49	No
Quality Assurance Engineer	CA-Watsonville	51	No
VP, Engineering	CA-Aliso Viejo	42	No
VP, Sales Americas Territories	CA-Aliso Viejo	50	No
Lead Software Engineer	CA-Aliso Viejo	42	No
Corporate Controller	CA-Aliso Viejo	56	No
Sr. Software Engineer	CA-Aliso Viejo	66	No
Lead Software Engineer	CA-Aliso Viejo	32	No
IT Technician	PA-Pittsburgh	61	No
Manager, Software Arch. & Platforms	Remote (IA)	44	No
Sr. Director, Engineering	CA-Aliso Viejo	42	No
Sr. Software Engineer	CA-Aliso Viejo	43	No
Mac Software Engineer II	CA-Aliso Viejo	38	No
Sr. Computer Graphics Software Engineer	Remote (CA)	51	No
Sr. Network Engineer	PA-Pittsburgh	45	No
Accounts Payable Specialist	CA-Aliso Viejo	57	No
Sr. Network Engineer	CA-Sunnyvale	27	No
Sr. Product Manager	CA-Sunnyvale	54	No
Sr. Software Engineer	CA-Watsonville	46	No
Director, Technical Publications	CA-Aliso Viejo	45	No
Solutions Engineer	Remote (VA)	48	No
Sr. Software Engineer	CA-Aliso Viejo	55	No
Quality Assurance Engineer	CA-Aliso Viejo	24	No
VP, Enterprise Sales	CA-Aliso Viejo	45	No
Sr. Director, Engineering	CA-Watsonville	37	No
Technical Support Lead	CA-Aliso Viejo	30	No
Sr. Software Engineer	PA-Pittsburgh	59	No
Director, Enterprise Sales	PA-Pittsburgh	48	No
Sr. Software Engineer	CA-Aliso Viejo	52	No
Sr. Software Engineer	CA-Aliso Viejo	56	No
VP, Sales	Remote (MO)	47	No
Sr. Software Engineer	CA-Watsonville	45	No
Territory Account Executive	CA-Aliso Viejo	32	No
Quality Assurance Intern	CA-Aliso Viejo	24	No
VP, Sales	Remote (MO)	52	No
Technical Director	Remote (GA)	36	No
Executive Assistant	CA-Aliso Viejo	65	No
Chief Strategy Officer	CA-Aliso Viejo	51	No
Manager, Software Engineering	PA-Pittsburgh	41	No
Director, Technical Operations	CA-Sunnyvale	48	No
VP, Product Management	CA-Aliso Viejo	40	No
Sr. Manager, IT	PA-Pittsburgh	55	No

Software Engineer III	Remote (FL)	41	No
Office Manager	PA-Pittsburgh	28	No
Accounts Receivable Specialist	CA-Aliso Viejo	41	No
Sr. Software Engineer	CA-Aliso Viejo	46	No
Executive Director, New Sales Dev Worldw	CA-Watsonville	60	No
Sr. Program Manager I	CA-Aliso Viejo	39	No
Software Engineer II	CA-Aliso Viejo	34	No
Sr. Product Manager	PA-Pittsburgh	41	No
Corporate Travel Manager	CA-Aliso Viejo	42	No
Sr. Product Manager	CA-Watsonville	36	No
Web Developer	CA-Watsonville	34	No
Shipping Coordinator	CA-Aliso Viejo	56	No
Software Engineer III	CA-Aliso Viejo	32	No
Director, Program Management	PA-Pittsburgh	48	No
Sr. Software Engineer	CA-Aliso Viejo	36	No
Contract Adminstrator/Negotiator	CA-Aliso Viejo	46	No
Customer Support Team Lead	CA-Aliso Viejo	28	No
Quality Assurance Engineer	PA-Pittsburgh	27	No
Software Engineer II	CA-Watsonville	44	No
Manager, Software Engineering	PA-Pittsburgh	37	No
Product Marketing Manager	CA-Watsonville	26	No
Sr. Manager, Software Engineering	CA-Aliso Viejo	41	No
Sr. Quality Assurance Engineer	Remote (CA)	51	No
Director, Corporate Communications	CA-Aliso Viejo	37	No
Fulfillment Clerk	CA-Aliso Viejo	30	No
Sr. Program Manager I	CA-Aliso Viejo	33	No
Sr. Technical Recruiter	PA-Pittsburgh	36	No
Sr. Staff Accountant	CA-Aliso Viejo	53	No
Sr. Software Engineer	CA-Aliso Viejo	40	No
Sr. Manager, Software Engineering	CA-Aliso Viejo	39	No
Sr. Software Engineer	CA-Aliso Viejo	34	No
Manager, Software Engineering	PA-Pittsburgh	37	No
VP, Operations	PA-Pittsburgh	51	No
Quality Assurance Engineer	PA-Pittsburgh	36	No
Receptionist	CA-Aliso Viejo	28	No
Oracle PL/SQL Developer	PA-Pittsburgh	45	No
Sr. Director, Engineering	CA-Aliso Viejo	38	No
CEO & President	CA-Aliso Viejo	66	No
Chief Technology Officer	CA-Aliso Viejo	45	No
Online Marketing Manager	CA-Watsonville	37	No
Lead Quality Assurance Engineer	PA-Pittsburgh	34	No
Quality Assurance Engineer	PA-Pittsburgh	29	No
Lead Software Engineer	CA-Aliso Viejo	50	No
Sr. Linux Engineer	CA-Aliso Viejo	33	No
Sr. Software Engineer	PA-Pittsburgh	36	No
Director, Information Technology	CA-Aliso Viejo	38	No
VP, AppsLab	Remote (VA)	55	No

SAP Basis Administrator	CA-Aliso Viejo	37	No
Lead Quality Assurance Engineer	CA-Aliso Viejo	56	No
Technical Writer	Remote (CT)	61	No
Sr. Quality Assurance Engineer	CA-Aliso Viejo	28	No
Software Engineer III	CA-Watsonville	39	No
IT Administrator	CA-Watsonville	64	No
Software Architect	CA-Watsonville	54	No
Sr. Software Engineer	CA-Aliso Viejo	31	No
Sr. Dir, Strategic Alliances & Bus Dev	Remote (IL)	45	No
Quality Assurance Engineer	PA-Pittsburgh	28	No
Sr. Account Executive	Remote (KS)	48	No
Lead Software Engineer	PA-Pittsburgh	40	No
Sr. Software Engineer	CA-Aliso Viejo	63	No
Solutions Engineer	PA-Pittsburgh	31	No
Chief Accounting Officer	CA-Aliso Viejo	60	No
VP, Operations P&G	CA-Watsonville	47	No
Quality Assurance Engineer	PA-Pittsburgh	38	No
Director, Engineering	CA-Aliso Viejo	48	No